Exhibit 10.1

TENTH AMENDMENT TO
THE CONNECTICUT WATER COMPANY
EMPLOYEES' RETIREMENT PLAN

(as amended and restated as of January 1, 1997, except as otherwise provided therein)

1. The following sentence is added to Section 2.15, definition of Credited Service, as amended by the Second Amendment and the Sixth Amendment, at the end thereof:

“Notwithstanding anything to the contrary contained in Section 2.15, Section 2.32, or elsewhere in the Plan, in no event shall any former employee of Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto, receive credit for Credited Service hereunder for service with Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto.”

2. The following sentence is added to Section 2.40, definition of Vesting Service, as amended by the Sixth Amendment, at the end thereof:

“In calculating an Employee’s Vesting Service, but for no other purpose, in the case of any individual employed by Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto who becomes an Employee of the Employer in connection with the asset purchase between the Employer and said Birmingham Utilities, Inc. or Eastern Connecticut Water Company, Inc., or any other corporation or entity related thereto, service with Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or entity related thereto shall be taken into account.”

3. Except as hereinabove modified and amended, the Plan as amended shall remain in full force and effect.

4. This Amendment is effective as of January 1, 2008.

CERTIFICATE

    The undersigned hereby certifies that The Connecticut Water Company Employees' Retirement Plan, as amended and restated effective as of January 1, 1997, except as otherwise provided therein, was duly amended by the Board of Directors of The Connecticut Water Company by a Tenth Amendment on August 19, 2008, and the Plan, as so amended, is in full force and effect.

Date: August 20, 2008	By: /s/ Daniel J. Meaney Title: Secretary